Tennessee Gas Pipeline                                             EXHIBIT 10.25
Tenneco Energy
1010 Milam Street
PO Box 2511
Houston, Texas 77252 2511
Tel 713 757 2131

                                           June 25, 1996

C.W. FLEENOR
PIEDMONT NATURAL GAS COMPANY INC
1915 REXFORD ROAD
CHARLOTTE, NC 28211

                                           RE: Amendment No. 1 to
                                           Gas Storage Service Agreement
                                           Dated September 1, 1993
                                           Service Package No. 2400

Dear CHUCK:

TENNESSEE GAS PIPELINE COMPANY and PIEDMONT NATURAL GAS COMPANY INC (PIEDMONT) agree to amend the Agreement effective July 1, 1995, to change the Maximum Storage Quantity and Injection/Deliverability Rights as reflected in the Attached Revised Exhibit A.

Except as amended herein, all terms and provisions of the Agreement shall remain in full force and effect as written.

If the foregoing is in accordance with your understanding of the Agreement, please so indicate by signing and returning to my attention both originals of this letter. Upon Tennessee's execution, an original will be forwarded to you for your files.

Should you have any questions, please do not hesitate to contact me at
(713)757-2576.

                                      Best regards,

                                      TENNESSEE GAS PIPELINE COMPANY

                                      /s/ Richard Denney
                                      -----------------------------------
                                      RICHARD DENNEY
                                      CENTRAL ACCOUNTS

PIEDMONT NATURAL GAS COMPANY INC
June 25, 1996
Page 2
Contract number: 2400
Amendment number: 1
Amendment effective date: July 1, 1995

ACCEPTED AND AGREED TO
This 19 Day of July, 1996

TENNESSEE GAS PIPELINE COMPANY

By:    /s/ J. P. Dickerson
       -----------------------------------
Title: Agent and Attorney in Fact

ACCEPTED AND AGREED TO This 30 Day of July,    1996


PIEDMONT NATURAL GAS COMPANY INC

By:    /s/ Thomas E. Skains
       -----------------------------------
Title: Senior Vice President Gas Supply and Services

                        GAS STORAGE SERVICE AGREEMENT

                                 EXHIBIT "A"
                AMENDMENT #1 TO GAS STORAGE SERVICE AGREEMENT
                           DATED September 1, 1993
                                   BETWEEN
                        TENNESSEE GAS PIPELINE COMPANY
                                     AND
                       PIEDMONT NATURAL GAS COMPANY INC

PIEDMONT NATURAL GAS COMPANY INC
EFFECTIVE DATE OF AMENDMENT: July 1, 1995
RATE SCHEDULE: FS
SERVICE PACKAGE: 2400
SERVICE PACKAGE MSQ: 672,091
WITHDRAWAL QUANTITY: 6,190
INJECTION QUANTITY: 4,480
SERVICE POINT: Compressor Station 087 PORTLAND Storage

METER     METER NAME                             COUNTY   ST               ZONE         1/W    LEG       TOTAL-TQ     BILLABLE-TQ
---------------------------------------------------------------------------------------------------------------------------------
060020    TGP-PORTLAND STORAGE INJECTION     SUMNER       TN               01           I      100        4,480          4,480

                                                                              Total Injection TQ:         4,480          4,480

070020    TGP PORTLAND STORAGE WITHDRAWAL    SUMNER       TN               01           W      100        6,190          6,190

                                                                              Total Injection TQ:         6,190          6,190

NUMBER OF INJECTION POINTS: 2
NUMBER OF WITHDRAWAL POINTS: 2

NOTE: EXHIBIT "A" IS A REFLECTION OF THE CONTRACT AND ALL AMENDMENTS AS OF THE
      AMENDMENT EFFECTIVE DATE.

                        GAS STORAGE SERVICE AGREEMENT

                                EXHIBIT "A-1"
                          SHOWING REQUESTED CHANGES
                AMENDMENT #1 TO GAS STORAGE SERVICE AGREEMENT
                           DATED September 1, 1993
                                   BETWEEN
                        TENNESSEE GAS PIPELINE COMPANY
                                     AND
                       PIEDMONT NATURAL GAS COMPANY INC

PIEDMONT NATURAL GAS COMPANY INC
EFFECTIVE DATE OF AMENDMENT: July 1, 1995
RATE SCHEDULE: FS
SERVICE PACKAGE: 2400
SERVICE PACKAGE MSQ: 0
WITHDRAWAL QTY: 118
INJECTION QTY: 0
SERVICE POINT: Compressor Station  087 - PORTLAND Storage

METER         METER NAME                          COUNTY          ST          ZONE            1/W    LEG      TOTAL-TQ BILLABLE-TQ
----------------------------------------------------------------------------------------------------------------------------------
                                                                   Total Injection TQ:                              0         0

070020        TGP-PORTLAND STORAGE WITHDRAWAL       SUMNER         TN          01                W     100        118       118

                                                                   Total Withdrawal TQ:                           118       118


NUMBER OF INJECTION POINTS AFFECTED: 1
NUMBER OF WITHDRAWAL POINTS AFFECTED: 2